                        FEDERAL REALTY INVESTMENT TRUST

================================================================================

                            Supplemental Information
                               December 31, 1998

================================================================================

                              TABLE OF CONTENTS


1. Debt Summary...........................................E-2

2. Occupancy
           Percentage Leased..............................E-3
           Economic Occupancy.............................E-4
           Regional Breakdown.............................E-5

3. Leases Signed Analysis
           Comparable and Non-Comparable..................E-6

4. Lease Expirations
           Average Rent on Leases Expiring................E-7
           Leases Expiring on Anchor and Small Shops......E-8

5. Major Tenants by Revenue Contribution..................E-9

6. Press Release..........................................E-10

7. Glossary of Terms......................................E-13

================================================================================


                          1626 East Jefferson Street
                        Rockville, Maryland 20852-4041
                                 301/998-8100

FEDERAL REALTY INVESTMENT TRUST
DEBT ANALYSIS (excluding capital leases and interest rate swaps)
December 31, 1998
--------------------------------------------------------------------------------

                                                                                                          Balance
                                                                   Maturity              Rate          (in thousands)
Mortgages
             Leesburg Plaza                                              10/01/08             6.10%           9,900
             Federal Plaza                                               03/10/01             8.95%          27,639
             Tysons Station                                              09/01/01            9.875%           4,140
             Escondido (Municipal bonds) purchased 12/31/96              10/01/16       Variable ##           9,400

                                                                                                            $51,079
                                                                                                          =========

Notes payable
             Revolving credit facilities                                                libor +.65%        $134,147
             Term notes                                                                 libor +.75%         125,000
             Note issued in connection with
                tenant buyout at Queen Anne Plaza                        01/15/06            8.875%           1,112
             Note issued in connection with
                renovation of Perring Plaza                              01/31/13            10.00%           2,696
             Other                                                        various           various             204
                                                                                                          ---------

                                                                                                           $263,159
                                                                                                          =========


Unsecured Public Debt
             5 1/4% Convertible subordinated                             04/30/02            5.250%            $289
                debentures
             5 1/4% Convertible subordinated                             10/28/03            5.250%          75,000
                debentures
             8 7/8% Notes (fixed)                                        01/15/00            8.875%          75,000
             8 7/8% Notes (fixed) *                                      01/15/00            7.530%          25,000
             8% Notes (fixed)                                            04/21/02            8.000%          25,000
             6 5/8% Notes (fixed)                                        12/01/05            6.625%          40,000
             7.48% Debentures                                            08/15/26            7.480%          50,000
             6.82% Medium Term Notes                                     08/01/27            6.820%          40,000
             6.74% Medium Term Notes *                                   03/10/04            6.370%          39,500
             6.99% Medium Term Notes *                                   03/10/06            6.894%          40,500
                                                                                                            -------

                                                                                                           $410,289
                                                                                                            =======

                                                         Total fixed rate debt                             $455,980      62.93%

                                                         Total variable rate debt                           268,547      37.07%
                                                                                                         ----------    --------

                                                         Total debt                                        $724,527     100.00%
                                                                                                         ==========    ========



                                                        Weighted average interest rate:
                                                        ----------------------------------
                                                         Fixed rate debt                                       7.19%
                                                         Variable on revolving facilities                      6.10% **
                                                         Variable on muncipal bonds                              ##

* The Trust purchased interest rate swaps or hedges on these notes, thereby decreasing the effective interest.
** Weighted average interest rate on revolving credit facilities for twelve months ended December 31,1998.
## The bonds bear interest at a variable rate determined weekly to be the interest rate which would enable the bonds to be remarketed at 100% of their principal amount.

           Overall Occupancy
     (Quarter to Quarter Analysis)                           December 31, 1998                            December 31, 1997
                                             -------------------------------------------------    --------------------------------

                 Type                            Size       Leased       Occupancy          Size           Leased      Occupancy
-----------------------------------------    -----------  ----------   --------------   ------------   ------------  -------------
Retail Properties (leasable square feet)      14,497,898   13,803,336        95%          13,518,197    12,919,532        96%
Rollingwood Apartments (# of units)               282          281           99%              282            279          99%

           Overall Occupancy
          (Rolling 12 Months)                                December 31, 1998                            September 30, 1998
                                             -------------------------------------------------    --------------------------------

                 Type                            Size       Leased       Occupancy          Size           Leased      Occupancy
-----------------------------------------    -----------  ----------   --------------   ------------   ------------  -------------
Retail Properties (leasable square feet)      14,497,898    13,803,336       95%          14,419,458    13,739,610        95%
Rollingwood Apartments (# of units)               282           281          99%              282            282          100%

             Overall Occupancy
            (Rolling 12 Months)                           June 30, 1998                                   March 31, 1998
                                            ----------------------------------------            -------------------------------

                  Type                           Size           Leased        Occupancy        Size        Leased        Occupancy
-----------------------------------------   -------------   --------------  -------------   ----------   -----------   -------------
Retail Properties (leasable square feet)      13,658,940      12,989,036         95%        13,518,261   12,923,203          96%
Rollingwood Apartments (# of units)               282             281            99%            282          280             99%

-----------------------------------------------------------------------------------------------------------------------------------

         Same Center Occupancy
   (Quarter to Quarter Comparison)                         December 31, 1998                           December 31, 1997
                                            -----------------------------------------------  ---------------------------------------

               Type                              Size            Leased         Occupancy        Size        Leased       Occupancy
----------------------------------------     ------------     ------------    -------------  ------------  ------------  -----------
Retail Properties (leasable square feet)      13,102,582       12,451,743          95%        13,086,129    12,508,208       96%
Rollingwood Apartments (# of units)              282              281              99%           282           279           99%

         Same Center Occupancy
          (Rolling 12 Months)                              At December 31, 1998                     At September 30, 1998
                                               -------------------------------------------  --------------------------------------

                Type                               Size           Leased       Occupancy        Size        Leased      Occupancy
----------------------------------------       ------------    ------------   ------------  ------------  -----------  -----------
Retail Properties (leasable square feet)        13,102,582      12,451,743        95%        12,056,443    11,459,514       95%
Rollingwood Apartments (# of units)                 282             281           99%            282           282         100%


         Same Center Occupancy
          (Rolling 12 Months)                              At June 30, 1998                         At March 31, 1998
                                               ---------------------------------------  ------------------------------------------

                Type                               Size        Leased       Occupancy       Size           Leased       Occupancy
----------------------------------------       ------------ ------------   -----------  ------------   -------------- ------------
Retail Properties (leasable square feet)        11,938,810   11,358,594        95%       11,652,173      11,119,804        95%
Rollingwood Apartments (# of units)                 282          281           99%           282             280           99%


Federal Realty Investment Trust
Economic Occupancy Analysis
December 31, 1998

-----------------------------------------------------------------------------------------------------------------------------------

      Overall Economic Occupancy
    (Quarter to Quarter Analysis)                         December 31, 1998                          December 31, 1997
                                             ------------------------------------------ -----------------------------------------


                                                               Leases                                      Leases
                                                             Generating     Economic                     Generating    Economic
                 Type                            Size          Income       Occupancy       Size           Income      Occupancy
----------------------------------------     ------------   ------------  ------------- ------------    ------------- -----------
Retail Properties (leasable square feet)      14,497,898     13,626,536        94%       13,518,197       12,757,485      94%
Rollingwood Apartments (# of units)              282             281           99%           282             279          99%


    Overall Economic Occupancy
       (Rolling 12 Months)                                December 31, 1998                         September 30, 1998
                                             ------------------------------------------ -----------------------------------------


                                                               Leases                                      Leases
                                                              Generating    Economic                     Generating    Economic
                Type                             Size          Income       Occupancy      Size            Income      Occupancy
----------------------------------------     ------------   ------------  ------------- ------------    ------------- -----------
Retail Properties (leasable square feet)      14,497,898      13,626,536        94%      14,419,458       13,578,116      94%
Rollingwood Apartments (# of units)              282              281           99%          282             282         100%


    Overall Economic Occupancy
       (Rolling 12 Months)

                                                                 June 30, 1998                         March 31, 1998
                                               ------------------------------------------- ---------------------------------------

                                                                   Leases                                    Leases
                                                                 Generating     Economic                   Generating    Economic
                Type                               Size            Income       Occupancy      Size          Income      Occupancy
----------------------------------------       --------------   ------------   ----------- -------------  ------------  ----------
Retail Properties (leasable square feet)         13,658,940      12,778,700       94%       13,518,261     12,619,318       93%
Rollingwood Apartments (# of units)                 282              274          97%           282           280           99%


     Same Center Economic Occupancy
    (Quarter to Quarter Comparison)                          December 31, 1998                          December 31, 1997
                                              -------------------------------------------- ----------------------------------------


                                                                  Leases                                      Leases
                                                                Generating     Economic                     Generating    Economic
                 Type                              Size           Income       Occupancy       Size           Income     Occupancy
----------------------------------------      --------------  -------------   ------------ ------------    ------------- ----------
Retail Properties (leasable square feet)        13,102,582      12,274,943       94%        13,086,129       12,346,161      94%
Rollingwood Apartments (# of units)                282              281          99%            282             279          99%


  Same Center Economic Occupancy
       (Rolling 12 Months)
                                                        At December 31, 1998                        At September 30, 1998
                                              -------------------------------------------  ----------------------------------------


                                                                Leases                                        Leases
                                                              Generating       Economic                      Generating   Economic
                 Type                             Size          Income         Occupancy        Size          Income     Occupancy
----------------------------------------      ------------   ------------     -----------   ------------    ------------ ----------
Retail Properties (leasable square feet)       13,102,582     12,274,943          94%        12,056,443      11,315,875      94%
Rollingwood Apartments (# of units)               282             281             99%            282            282         100%


  Same Center Economic Occupancy
       (Rolling 12 Months)

                                                         At June 30, 1998                          At March 31, 1998
                                            -------------------------------------------   -----------------------------------------


                                                               Leases                                     Leases
                                                             Generating       Economic                   Generating     Economic
                 Type                           Size           Income         Occupancy       Size         Income       Occupancy
----------------------------------------    ------------    ------------     -----------  ------------   ------------  -----------
Retail Properties (leasable square feet)      11,938,810      11,167,083        94%       11,652,173     10,819,572        93%
Rollingwood Apartments (# of units)              282             274            97%           282            280           99%

Federal Realty Investment Trust
Regional Occupancy Analysis
December 31, 1998

--------------------------------------------------------------------------------

                                Total Square      Occupancy
              Region               Footage         12/31/98
                                ------------    -----------

Northeast                          6,221,543        96%
Mid-Atlantic                       5,677,055        97%
Mid-West                             921,548        93%
Southeast                            635,890        76%
West Coast                         1,002,287        95%
Southwest                             39,575        95%





--------------------------------------------------------------------------------


                               Total Square          Occupancy
               Region            Footage              12/31/98
                          ----------------------    ----------

Northeast                             6,221,543            96%
     Anchor                           3,773,964            98%
     Small Shops                      2,447,579            93%

Mid-Atlantic                          5,677,055            97%
     Anchor                           2,735,678           100%
     Small Shops                      2,941,377            94%

Mid-West                                921,548            93%
     Anchor                             585,816            98%
     Small Shops                        335,732            84%

Southeast                               635,890            76%
     Anchor                             304,894            68%
     Small Shops                        330,996            84%

West Coast                            1,002,287            95%
     Anchor                             232,338           100%
     Small Shops                        769,949            94%

Southwest                                39,575            95%
     Anchor                                   0            0%
     Small Shops                         39,575            95%

Federal Realty Investment Trust
Leasing Activity
December 31, 1998

----------------------------------------------------------------------------------------------------------------------------------
Comparable
                                                            Weighted        Average Prior      Average Current
                           Number of        Square        Average Lease       Rent Per             Rent Per          Annualized
   Rolling 12 Months     Leases Signed      Feet          Term (Years)       Square Foot         Square Foot      Increase in Rent
------------------------------------------------------ ---------------  ------------------   ---------------   ------------------
    4th Quarter 1998          59              314,603             7.2              $15.52            $17.45             $607,238
    3rd Quarter 1998          59              230,114             5.9              $14.04            $15.47             $330,680
    2nd Quarter 1998          68              241,132             7.8              $15.33            $20.14           $1,160,247
    1st Quarter 1998          78              304,204             7.2              $15.38            $17.43             $623,425
         Total                264           1,090,053             7.0              $15.12            $17.62           $2,721,590

Comparable
                              Estimated
   Percentage                  Tenant
    Increase                 Improvement
 over Prior Rent                Costs
--------------   ----------------------
          12%                 $588,000
          10%                 $333,000
          31%                 $933,000
          13%                 $990,000
          17%               $2,844,000

Non-Comparable                                              Weighted                                                  Estimated
                                                             Average                              Annualized            Tenant
                           Number of        Square            Lease         Average Rent           Current           Improvement
   Rolling 12 Months     Leases Signed      Feet           Term (Years)     Per Square Foot           Rent               Costs
------------------------------------------------------ ---------------  ------------------   ---------------   ------------------
    4th Quarter 1998          19              130,798            10.6              $21.47        $2,808,414             $280,000
    3rd Quarter 1998           7               57,613            16.9              $22.15        $1,276,091             $121,000
    2nd Quarter 1998          15               63,474             9.3              $14.30          $907,455              $78,000
    1st Quarter 1998          10               55,877            12.1              $22.49        $1,256,594             $585,000
         Total                51              307,762            12.0              $20.30        $6,248,554           $1,064,000


Federal Realty Investment Trust
Leases Expiring



                           Total                  Percent             Average
                        Square Feet               of Total            Rent Per
                        Expiring (1)            Portfolio(2)        Square Foot
                     -------------------     -------------------  -------------

       1999               393,926                    3%                $16.21
       2000               424,999                    3%                $19.02
       2001               451,888                    3%                $18.12
       2002               430,148                    3%                $19.24
       2003               373,538                    2%                $21.08

(1) Excludes lease expirations with options
(2) Total square footage December 31, 1998:                        15,520,322

Federal Realty Investment Trust
Leases Expiring - Anchors and Small Shops



                                 Total                   Percent
                              Square Feet               of Total
                              Expiring (1)            Portfolio(2)
                          --------------------     --------------------

1999
     Anchor                     61,298                 less than 1%
     Small Shop                 332,628                  2%

2000
     Anchor                     23,075                 less than 1%
     Small Shop                 401,924                  3%

2001
     Anchor                     52,139                 less than 1%
     Small Shop                 399,749                  3%

2002
     Anchor                     82,894                   1%
     Small Shop                 347,254                  2%

2003
     Anchor                     19,600                 less than 1%
     Small Shop                 353,938                  2%


(1) Excludes lease expirations with options
(2) Total square footage December 31, 1998:                     15,520,322

Federal Realty Investment Trust
Major Tenants by Revenue Contribution



                                                      Square                Percent of
                                Tenant                Footage               Revenue (1)
                                                  ----------------    -----------------------
Bed, Bath & Beyond, Inc.                                  323,090              2.04%
CVS Corporation                                           198,947              1.90%
Barnes & Noble, Inc.                                      164,189              1.68%
The TJX Companies (Marshalls/TJ Maxx)                     386,200              1.60%
Toys R Us, Inc.                                           325,582              1.53%
Kmart Corporation                                         508,580              1.15%
The May Department Stores Company (Filene's)              244,198              1.09%
MTS, Inc. (Tower Records)                                  91,122              1.03%
Dress Barn                                                121,766              0.95%
CompUSA                                                   108,219              0.90%


(1) Balances consist of 1998 minimum and percentage rent charges

                              Glossary of Terms


Average occupancy costs: Includes rent, common area maintenance expense, real estate taxes, merchant association dues and other charges

Economic occupancy: The square footage generating rental income expressed as a percentage of its total rentable square feet.

Leases signed - comparable: Represents leases signed on spaces for which there was a former tenant.

Leases signed - noncomparable: Represents leases signed on spaces for which there was no previous tenant, i.e. expansion space or space that was previously non-leasable.

Leases signed - prior rent: Total rent paid by the previous tenant; includes minimum and percentage rent.

Occupancy: The currently leased portion of a property expressed as a percentage of its total rentable square feet; includes square feet covered by leases for stores not yet opened.

Overall occupancy: Occupancy for the entire portfolio -- includes all centers owned in reporting period.

Same center occupancy: Occupancy for only those centers owned and operating in the periods being compared. Excludes centers purchased or sold as well as properties under redevelopment.

Tenant improvement costs: Represents the total dollars committed for the improvement (fit-out) of a space as relates to a specific lease. The amounts shown represent not only the estimated cost to fit-out the tenant space, but may also include base building costs (i.e. expansion, escalators or new entrances) which are required to make the space leasable.

                                              Kathy Klein
                                              Vice President
                                              Corporate Communications
                                              301/998-8211



                   FEDERAL REALTY INVESTMENT TRUST ANNOUNCES
                             1998 OPERATING RESULTS

February 10, 1999
Rockville, Maryland



     Federal Realty Investment Trust (NYSE:FRT) reported today that funds from operations for the year ended December 31, 1998 increased 9% to $87 million from $80 million in 1997. On a per share basis, funds from operations rose 5% to $2.16 per share in 1998 from $2.05 in 1997. This increase was achieved despite the change in accounting policy effective earlier this year (EITF 97-11) that requires the expensing of certain internal acquisition costs. If the 1997 results were adjusted for the accounting change, funds from operations per share would have increased 7% from 1997 to 1998.

     Funds from operations for the fourth quarter of 1998 rose 10% to $23
million from $21 million in the fourth quarter of 1997.   On a per share basis,
funds from operations per share increased 8% to $.57 in the fourth quarter of 1998 as compared to $.53 per share in the comparable period of 1997.


     A comparison of property operations for the year ended 1998 versus 1997 shows the following:

 .       Rental income increased 18% to $222 million in 1998 from $189 million in
        1997. When adjusted to exclude properties acquired and sold during 1997 and 1998, rental income increased 5% to $187 million in 1998 from $177 million in 1997.


 .       During 1998, the Trust signed leases for a total 1.4 million square feet of retail space. On a same space basis, the Trust re-leased 1.1 million square feet of retail space at an average increase in rent per square foot of 17%. The weighted average rent on these leases was $17.62 per square foot compared to the previous average rent of $15.12 per square foot. During 1997, the Trust leased a total 1.4 million square feet. On a same space basis, 1.1 million square feet was re-leased at an average increase in rent per square foot of 17%. The weighted average rent on these leases was $16.40 per square foot compared to the previous average rent per square foot of $14.01.



 .       Same property occupancy stood at 95.0% at year end December 31, 1998 and
        95.6% at year end 1997. The Trust's overall portfolio was 95.2% leased at December 31, 1998 as compared to 95.6% a year ago.


     Commenting on the results, Steven Guttman, President and Chief Executive Officer stated, "We are optimistic about our long-term growth prospects. Demand for our retail space remains strong as evidenced by our rental income growth and high occupancy levels. In addition, our comprehensive corporate reengineering initiative is expected to yield cost and revenue opportunities that will add positively to our growth beginning in 1999. We continue to benefit from our acquisition and redevelopment efforts and have strengthened our development capabilities and formed strategic partnerships that will enable us to maximize and expand our pipeline of retail and mixed-use urban development and redevelopment opportunities. Collectively, these initiatives should position us for accelerated growth in 1999 and beyond."

     Federal Realty is an equity real estate investment trust specializing in the ownership, management and redevelopment of prime retail properties. The Trust's real estate portfolio contains 120 retail properties, consisting of neighborhood and community shopping centers and main street retail properties, located in strategic metropolitan markets across the United States. These markets include Boston, New York, Philadelphia, Washington D.C., Chicago, San Antonio, Portland, San Francisco, Los Angeles, San Jose and San Diego.


     Federal Realty has paid quarterly dividends to its shareholders continuously since its founding in 1962 and has increased its dividend rate for 31 consecutive years. Shares of the Trust are traded on the New York Stock Exchange under the symbol:FRT.

                                      ###

                             Financial Highlights
                     (in thousands, except per share data)

                                                           Three Months Ended                               Year Ended
                                                               December 31,                                 December 31,
Operating Results                                           1998            1997                        1998                1997
  Revenues                                                -------         -------                    --------           --------
    Rental income                                         $60,145         $51,439                    $222,186           $188,529
    Interest and other income                               2,017           1,377                       5,945              6,037
    Other property income                                   2,734           2,193                      10,347              9,705
                                                          -------         -------                    --------           --------
                                                           64,896          55,009                     238,478            204,271
  Expenses
    Rental                                                 14,216          11,648                      49,490             42,844
    Real estate taxes                                       5,996           5,123                      23,271             19,525
    Interest                                               15,389          11,336                      55,125             47,288
    Administrative                                          3,060           3,231                      11,796              9,793
    Reorganization expenses                                     0           1,951                       4,665              1,951
    Depreciation and amortization                          12,663          10,546                      46,047             41,399
                                                          -------         -------                    --------           --------
                                                           51,324          43,835                     190,394            162,800
                                                          -------         -------                    --------           --------
  Operating income before investors' share of
  operations and gain (loss) on sale of real estate        13,572          11,174                      48,084             41,471
    Investor's share of operations                           (789)           (480)                     (3,124)            (1,342)
                                                          -------         -------                    --------           --------
  Income before gain on sale of real estate               $12,783         $10,694                      44,960             40,129
    Gain on sale of real estate                               -              -                           -                 6,375
                                                          -------        --------                    --------           --------
  Net income                                              $12,783         $10,694                    $ 44,960           $ 46,504
  Dividends on preferred stock                             (1,987)         (1,877)                     (7,950)            (1,877)
                                                          -------        --------                    --------           --------
  Net income available for common shareholders            $10,796        $  8,817                    $ 37,010           $ 44,627
                                                          =======        ========                    ========           ========
  Earnings per common share, basic                        $  0.27        $   0.23                    $   0.94           $   1.16
                                                          =======        ========                    ========           ========
  Earnings per common share, diluted                      $  0.26        $   0.22                    $   0.94           $   1.14
                                                          =======        ========                    ========           ========
  Weighted average shares outstanding, basic               39,348          38,849                      39,174             38,475

  Weighted average shares outstanding, diluted             40,456          39,436                      40,080             38,988
  Funds from Operations
    Net income available for common shareholders          $10,796        $  8,817                    $ 37,010           $ 44,627
    Less:  gain on sale of real estate                        -               -                          -                (6,375)

    Add:   nonrecurring charge                                -             1,951                       4,665              1,951
    Add:   depreciation and amortization
           of real estate assets                           11,563           9,547                      41,792             37,281
    Add:   amortization of initial direct
           costs of leases                                    664             556                       2,491              2,249
    Add:   income attributable to operating
           partnership units                                 (104)            -                           578                -
                                                          -------        --------                    --------           --------

    Funds from operations, diluted                        $22,919        $ 20,871                    $ 86,536           $ 79,733
                                                          =======        ========                    ========           ========
    Funds from operations per share, diluted              $  0.57        $   0.53                    $   2.16           $   2.05
                                                          =======        ========                    ========           ========
                                                                                                  December 31,      December 31,
BALANCE SHEET DATA                                                                                    1998              1997
------------------                                                                                ------------     -------------
  Assets
    Real estate, at cost                                                                          $  1,642,136     $   1,453,639
    Accumulated depreciation and amortization                                                         (286,053)         (247,497)
                                                                                                  ------------     -------------
                                                                                                     1,356,083         1,206,142
    Mortgage notes receivable                                                                           51,154            38,360
    Cash and investments                                                                                17,230            17,043
    Receivables                                                                                         17,873            18,794
    Other assets                                                                                        41,977            36,234
                                                                                                  ------------     -------------
  Total assets                                                                                    $  1,484,317     $   1,316,573
                                                                                                  ============     =============
  Liabilities and Shareholders' Equity
    Obligations under capital leases & mortgages payable                                          $    173,480     $     221,573
    Notes payable                                                                                      263,159           119,028
    Senior Notes                                                                                       335,000           255,000
    5 1/4% Convertible subordinated debentures                                                          75,289            75,289
    Other liabilities                                                                                  107,442            91,873

  Shareholders' Equity                                                                                 52,9947           553,810
                                                                                                  ------------     -------------
                                                                                                  $  1,484,317     $   1,316,573
                                                                                                  ============     =============